Supplemental Information (Tables)	12 Months Ended
Dec. 31, 2018
Balance Sheet Related Disclosures [Abstract]
Supplemental Information

The following tables present details of prepaid and other current assets, other assets including long-term receivables, net, accrued and other liabilities and other long-term liabilities as presented on the consolidated balance sheets:

(in Millions)	December 31,
	2018	2017
Prepaid and other current assets
Prepaid insurance	$7.9	$8.0
Tax related items including value added tax receivables	215.2	122.9
Refund asset (1)	49.7	—
Environmental obligation recoveries (Note 11)	6.2	7.0
Derivative assets (Note 18)	11.7	6.7
Acquisition related items (2)	3.4	54.7
Other prepaid and current assets	138.5	104.2
Total	$432.6	$303.5

(in Millions)	December 31,
	2018	2017
Other assets including long-term receivables, net
Non-current receivables (Note 9)	$84.5	$106.7
Advance to contract manufacturers	69.9	68.9
Capitalized software, net	61.8	24.4
Environmental obligation recoveries (Note 11)	24.3	25.3
Income taxes deferred charges	41.9	60.7
Deferred compensation arrangements	17.7	30.1
Pension and other postretirement benefits (Note 14)	42.8	—
Other long-term assets	40.5	53.4
Total	$383.4	$369.5
____________________

(1)
In accordance with the new revenue standard requirements, a sales return liability is recognized for the consideration paid by a customer to which FMC does not expect to be entitled, together with a corresponding refund asset to recover the product from the customer. Refer to Note 2 for further information.

(2)
Amount in 2017 represents $32.9 million of accounts payable of the legal entity stock sales as part of the DuPont Crop Protection Acquisition as well as $21.8 million of deferred goodwill as a result of the delayed sites. As part of the Transaction Agreement, the accounts payable will be settled subsequent to the closing date through reimbursement between FMC and DuPont. This amount represents the offsetting asset recorded for amounts due back from DuPont. The deferred goodwill will be recognized as the sites are transferred to FMC. See Note 4 for more details.

(in Millions)	December 31,
	2018	2017
Accrued and other liabilities
Restructuring reserves (Note 8)	$17.2	$3.5
Dividend payable (Note 16)	53.2	22.3
Accrued payroll	87.0	84.6
Environmental reserves, current, net of recoveries (Note 11)	63.0	71.6
Derivative liabilities (Note 18)	0.3	2.3
Acquisition related items (1)	—	45.8
Unfavorable contracts (2)	103.1	65.7
Other accrued and other liabilities (3)	247.0	183.6
Total	$570.8	$479.4

(in Millions)	December 31,
	2018	2017
Other long-term liabilities
Asset retirement obligations, long-term (Note 1)	$2.6	$1.9
Transition tax related to Tax Cuts and Jobs Act (4)	145.6	186.5
Contingencies related to uncertain tax positions (Note 12)	79.5	90.9
Deferred compensation arrangements (Note 18)	24.3	38.8
Self-insurance reserves (primarily workers' compensation)	2.2	6.1
Lease obligations	17.3	22.5
Reserve for discontinued operations (Note 10)	72.2	63.2
Guarantees of vendor financing (Note 19)	—	0.2
Unfavorable contracts (2)	327.6	243.9
Other long-term liabilities	71.6	60.4
Total	$742.9	$714.4
____________________

(1)
Represents the accounts receivable of the legal entity stock sales as part of the DuPont Crop Protection Acquisition. As part of the Transaction Agreement, this balance will be settled subsequent to the closing date through reimbursement between FMC and DuPont. Amount represents the offsetting liability recorded for amounts due back to DuPont.

(2)	Primarily represents the technical insecticide product supply agreements with DuPont for use in their retained seed treatment business. Refer to Note 4 for more details.

(3)
Other accrued and other liabilities in 2018 includes the gross up of the estimated sales returns as part of our adoption of the new revenue standard. The impact of the adoption increased accrued and other liabilities by $49.7 million. Refer to Note 2 for further information.

(4)
Represents noncurrent portion of overall transition tax to be paid over eight years.